EXHIBIT NO. 10.66

               TWELFTH AMENDMENT TO POSTPETITION CREDIT AGREEMENT

         THIS TWELFTH AMENDMENT TO POSTPETITION CREDIT AGREEMENT, dated as of August [__], 1999 (this "Amendment"), is among LEVITZ FURNITURE INCORPORATED, a Delaware corporation and a debtor and debtor in possession, LEVITZ FURNITURE CORPORATION, a Florida corporation and a debtor and debtor in possession ("LFC"), LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation and a debtor and debtor in possession, LEVITZ SHOPPING SERVICE, INC., a Florida corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation and a debtor and a debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation and debtor and a debtor in possession, LEVITZ REINSURANCE CORPORATION, JOHN M. SMYTH COMPANY, an Illinois corporation and a debtor and debtor in possession, and JOHN M. SMYTH REALTY COMPANY, an Illinois corporation and a debtor and debtor in possession (collectively, the "BORROWERS"), each Revolving Lender and Overadvance Term Lender signatories hereto (collectively, the "LENDERS"), and BT COMMERCIAL CORPORATION, a Delaware corporation, acting in its capacity as collateral agent and agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Postpetition Credit Agreement dated as of September 5, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrowers, the Lenders and the Agent.

                             PRELIMINARY STATEMENTS:

         A. The Borrowers, the Lenders and the Agent are parties to the Credit Agreement.

         B. The Borrowers have requested that the Lenders and the Agent amend the Credit Agreement in certain respects.

         C. The Borrowers, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and subject to the conditions of this Amendment.

                                   AGREEMENT:

         In consideration of the premises and the mutual agreements contained in this Amendment, the Borrowers, the Lenders and the Agent agree as follows:

1.       AMENDMENTS TO CREDIT AGREEMENT.

         On the date each of the conditions set forth in SECTION 2 is satisfied by the Borrowers (the "CLOSING DATE"), the Credit Agreement is amended as follows:

         1.1 Article 2C to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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                        ARTICLE 2C. OVERADVANCE TERM LOAN

                  Subject to the terms and conditions set forth in this Credit Agreement, and in reliance on the representations and warranties of the Borrowers set forth herein, from time to time prior to the Overadvance Maturity Date and upon receipt of notice from the Agent that Excess Availability is less than $12,000,000 (which amount shall include the amount set forth in subsection (d) in the definition of Borrowing
         Base), the Overadvance Term Lender will make term loans (each an "Overadvance Term Loan") to the Borrowers, as soon as reasonably practicable and in no event more than 10 Business Days after receiving notice from the Agent, each in the original principal amount of $10,000,000. In no event may more than one Overadvance Term Loan be outstanding at any time. Notwithstanding anything to the contrary contained in Section 4.7B and Section 4.11 and provided that no Default or Event of Default then exists, Borrowers shall repay the principal amount of any Overadvance Term Loan in the event that Excess Availability is equal to or greater than $18,000,000 for the five (5) consecutive Business Days prior to the date of such prepayment. The proceeds of each Overadvance Term Loan will be immediately deposited with the Agent and, notwithstanding the provisions of Section 4.11, will be applied by the Agent to pay down the outstanding principal of the Revolving Loans on such date. Each Overadvance Term Loan shall be evidenced by an Overadvance Term Note and shall be governed in all respects by the terms of this Credit Agreement and the other Credit Documents.

         1.2 The definition of "Borrowing Base" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         Borrowing Base means, at any time, the sum at such time of:

                  (a) the Fixed Asset Sublimit (which may be a negative number), plus

                  (b) eighty-five percent (85%) of Eligible Accounts Receivable, plus

                  (c) seventy-five percent (75%) of Eligible Inventory; provided that the foregoing percentage may be adjusted by the Agent in the exercise of its Permitted Discretion based upon appraisals of the Borrowers' inventory prepared from time to time at the Agent's or the Majority Lenders' direction, plus

                  (d) solely for the purposes of accepting the borrowing of the Overadvance Term Loans, $10,000,000 (the "Overadvance Term Loan Amount"); provided, that, effective as of the earlier to occur of (i) ten (10) Business Days after the date on which the Overadvance Term Lender receives notice from the Agent that Excess Availability is less than $12,000,000 or (ii) the date on which the proceeds of an Overadvance Term Loan are received by the Agent for the account of the Debtors, the Overadvance Term Loan Amount will be automatically reduced to zero (-0-); and provided further, that (I) in the event that the principal amount of any Overadvance Term Loan is repaid as contemplated under Article 2C, the Overadvance Term Loan Amount will automatically be reestablished at $10,000,000 and (ii) notwithstanding anything to the contrary contained in this Agreement or any of the other Credit Documents, (x) only the Overadvance Term Lender shall have any obligation to fund an Overadvance Term Loan and (y) prior to any date on which the Overadvance Term Loan Amount is reduced to zero pursuant to the initial proviso to this paragraph (d), the Revolving Lenders shall have no obligation whatsoever to make any Revolving Loan or other extension of credit under this Agreement to the extent that, immediately


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

         before or after giving effect to such Revolving Loan or extension of credit, Excess Availability is less than $10,000,000, less

                  (e) the aggregate amount of the Borrowers' allowed professional fees and disbursements to which the Postpetition Obligations and the Prepetition Obligations may be subordinated pursuant to the Interim Financing Order and the Permanent Financing Order following a Default or an Event of Default;

         provided, that so long as the LFC Funds Administrator has delivered a current Borrowing Base Certificate to the Agent in accordance with the requirements of Section 7.2, the Agent may rely on such Borrowing Base Certificate for purposes of computing the amounts referred to in clauses (b) and (c) above.

         In addition, the Agent, in the exercise of its Permitted Discretion, may (i) establish and increase or decrease reserves against Eligible Accounts Receivable and Eligible Inventory, (ii) reduce the advance rates provided for in this definition, or restore such advance rates to any level equal to or below the advance rates in effect as of the date of this Credit Agreement, and (iii) impose additional restrictions (or eliminate the same) to the standards of eligibility set forth in the definitions of "Eligible Accounts Receivable" and "Eligible Inventory." Notwithstanding anything herein to the contrary, on and subsequent to the close of the Sale/Leaseback Transaction, the Agent will not increase the advance rates without receiving prior consent of the Majority Term Lenders and the Overadvance Term Lender.

         1.3 Section 4.7B of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         4.7B     No Permitted Prepayment of Overadvance Term Loan.

                  Until payment in full of all Postpetition Obligations in respect of Revolving Loans, Term Loans and Letter of Credit Obligations and termination of the Revolving Commitments pursuant to the provisions hereof, and except as provided in Article 2C with respect to the repayment of any Overadvance Term Loans in the event that Excess Availability is equal to or greater than $18,000,000 for five (5) consecutive Business Days, the Borrowers may not prepay or make any other payment or distribution of any kind (in cash, securities or otherwise but excluding payments of accrued and unpaid interest, fees and expenses) in respect of or in connection with the Overadvance Term Loan at any time in whole or in part and all such principal amounts otherwise distributable in respect of or in connection with the Overadvance Term Loan shall be paid to the Agent for allocation to the Postpetition Obligations in respect of Revolving Loans, Letters of Credit Obligations and Term Loans as provided herein until all such obligations are indefeasibly paid in full in cash and the Revolving Commitments are fully terminated.

         1.4 Section 7.2(a) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

         The Borrowers shall also deliver a copy of each Borrowing Base Certificate to the Overadvance Term Lender on or prior to the times required for such delivery to the Agent hereunder.

         1.5 Section 9.2B of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         9.2B Acceleration of Postpetition Obligations in Respect of Overadvance Term Loan

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

                  Upon the earlier of (i) the Overadvance Maturity Date or (ii) the occurrence and during the continuance of any Event of Default under
         Section 9.1(a), by reason of the Borrowers' failure to make any payment of interest on the Overadvance Term Loan when the same shall become payable, then, without prejudice to the rights of the Agent or Overadvance Term Lender to enforce its claims against the Borrowers, upon notice from the Overadvance Term Lender to the LFC Funds Administrator and the Agent, all Postpetition Obligations in respect of the Overadvance Term Loan shall be immediately due and payable without presentment, demand, protest or any other action or obligation of the Agent or Overadvance Term Lender; provided, that, notwithstanding the foregoing, the Overadvance Term Lender may not accelerate the maturity of the Overadvance Term Loan pursuant to this Section 9.2B nor exercise any rights or remedies with respect hereto nor cause the Agent to exercise any rights or remedies on behalf of the Overadvance Term Lender with respect hereto (other than to enforce its rights under Article 2C or Section 4.11(a) in accordance with the terms hereof) until all Postpetition Obligations owing to the Revolving Lenders and the Term Lenders have been indefeasibly paid in full and the Revolving Commitments and Term Commitments have been terminated. In addition, the Overadvance Term Lender, acting in its capacity as Overadvance Term Lender agrees that it shall be bound by all, and shall not object to any, modifications, extensions of maturity and amendments to the Credit Agreement executed by the Agent, Lenders, Majority Lenders and/or Majority Term Lenders (as applicable) and that none of the same shall require advance notice to, or the consent of, any Overadvance Term Lender; provided, however, that no such modification, extension, waiver or amendment shall (a) extend the maturity date of any portion of the principal amount of or interest or fees payable to the Overadvance Term Lender, (b) reduce the principal amount of or the rate of interest or fees payable on the Overadvance Term Loan, (c) release all or substantially all of the Collateral, (d) alter, amend or otherwise impair the lien granted hereunder to the Overadvance Term Lender or the priority thereof or any priority granted to the Overadvance Term Lender under section 364 of the Bankruptcy Code or the Amendment Approval Order, (e) alter, amend or otherwise impair the Overadvance Term Lender's rights under the Amendment Approval Order, or (f) amend
         Article 2C of this Section 9.2(B).

2.       CONDITIONS PRECEDENT.

                  This Amendment becomes effective upon satisfaction of the following conditions:

         2.1 AMENDMENT APPROVAL ORDER. This Amendment has been approved by the Bankruptcy Court pursuant to an order (the "Amendment Approval Order"), which order is in full force and effect and has not been reversed, modified, amended, appealed or stayed. The Agent shall have been satisfied with the form and substance (and the timing of the notice) of the motion for the entry of the Amendment Approval Order. In addition, each signatory hereto shall have been satisfied with the form and substance of the Amendment Approval Order.

         2.2 DOCUMENTS. The Agent has received all of the following, each duly executed and dated as of the Closing Date (or such other date as is satisfactory to the Agent) in form and substance satisfactory to the Agent.

                  (A) TWELFTH AMENDMENT. Ten copies of this Amendment executed by the LFC Funds Administrator, the Borrowers, the Agent and all Lenders; and

                  (B) OTHER. Such other documents as the Agent may reasonably request.

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

3.       REPRESENTATIONS AND WARRANTIES.

         Each of the Borrowers represents and warrants to the Agent and each Lender that, after giving effect to this Amendment or any part of this
Amendment:

         3.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

         3.2 EVENTS OF DEFAULT. No Default or Event of Default has occurred which has not been waived (or, in the case of an Event of Default, cured) under the terms of the Credit Agreement.

         3.3 ENFORCEABILITY. Upon approval by the Bankruptcy Court (as contemplated by SECTION 2.1), this Amendment and the Credit Agreement, as amended by this Amendment, will constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and will be enforceable against such Persons in accordance with their respective terms.

         3.4 CONSENTS. The execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person other than the Bankruptcy Court (as contemplated by SECTION 2.1), except such consents and approvals as have been obtained.

4.       REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT
DOCUMENTS.

         4.1 REFERENCES. Upon the effectiveness of this Amendment, or any part of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder" "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended by this Amendment or any part of this Amendment.

         4.2 RATIFICATION. Except as expressly set forth in this Amendment, all of the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect and are ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders in no way obligates the Agent or any of the Lenders at any time hereafter to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

5.       GOVERNING LAW.

         THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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

6.       HEADINGS; COUNTERPARTS.

         Section headings in this Amendment are included for convenience of reference only and do not constitute a part of this Amendment for any other purpose. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first set forth above.

                          LFC FUNDS ADMINISTRATOR:

                          LEVITZ FURNITURE CORPORATION, a Florida
                          corporation, in its capacity as
                          LFC Funds Administrator

                          By: /s/
                              --------------------------------------------------
                          Name:
                          Title:

                          BORROWERS:

                          LEVITZ FURNITURE CORPORATION, a Florida
                          corporation, in its individual capacity and it its capacity as the LFC Funds Administrator

                          By: /s/
                              --------------------------------------------------
                          Name:
                          Title:

                          LEVITZ FURNITURE INCORPORATED, a Delaware corporation

                          By: /s/
                              --------------------------------------------------
                          Name:
                          Title:


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

                          LEVITZ FURNITURE REALTY CORPORATION,
                          a Florida corporation

                          By: /s/
                              --------------------------------------------------
                          Name:
                          Title:


                          LEVITZ SHOPPING SERVICE, a Florida corporation

                          By: /s/
                              --------------------------------------------------
                          Name:
                          Title:


                          LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation

                          By: /s/
                              --------------------------------------------------
                          Name:
                          Title:

                          LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation

                          By: /s/
                              --------------------------------------------------
                          Name:
                          Title:


                          LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation

                          By: /s/
                              --------------------------------------------------
                          Name:
                          Title:

                          LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation

                          By: /s/
                              --------------------------------------------------
                          Name:
                          Title:


                          LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation

                          By: /s/
                              --------------------------------------------------
                          Name:
                          Title:


                          LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation

                          By: /s/
                              --------------------------------------------------
                          Name:
                          Title:


                          JOHN M. SMYTH COMPANY, an Illinois corporation

                          By: /s/
                              --------------------------------------------------
                          Name:
                          Title:

                          JOHN M. SMYTH REALTY COMPANY, an Illinois corporation

                          By: /s/
                              --------------------------------------------------
                          Name:
                          Title:


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
                          AGENT:

                          BT COMMERCIAL CORPORATION, in its capacity as Agent

                          By:          /s/ WAYNE D. HILLOCK
                                       -----------------------------------------
                          Name:        Wayne D. Hillock
                          Title:       Principal


                          REVOLVING LENDERS:

                          BT COMMERCIAL CORPORATION, a Delaware
                          corporation in its respective capacities as Revolving Lender and Collateral Agent

                          By:         /s/ WAYNE D. HILLOCK
                                      ------------------------------------------
                          Name:       Wayne D. Hillock
                          Title:      Principal


                          FINOVA CAPITAL CORPORATION, in its capacity as Revolving Lender

                          By:         /s/ BRIAN RUJAWITZ
                                      ------------------------------------------
                          Name:       Brian Rujawitz
                          Title:      AVP

                          HELLER FINANCIAL, INC., in its capacity as Revolving Lender

                          By:          /s/ JOHN BUFF
                                       -----------------------------------------
                          Name:        John Buff
                          Title:       SVP


                          LASALLE NATIONAL BANK, in its capacity as Revolving Lender

                          By:          /s/ CHRISTOPHER G. CLIFFORD
                                       -----------------------------------------
                          Name:        Christopher G. Clifford
                          Title:       Sr. VP

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

                          TRANSAMERICA BUSINESS CREDIT CORPORATIONN, in its capacity as Revolving Lender

                          By: /s/
                              --------------------------------------------------
                          Name:
                          Title:


                          GMAC BUSINESS CREDIT L.L.C.

                          By: /s/
                              --------------------------------------------------
                          Name:
                          Title:


                          OVERADVANCE TERM LENDER:

                          M.D. SASS CORPORATE RESURGENCE PARTNERS, L.P., as Overadvance Term Lender

                          By: /s/ Robert T. Simington
                              --------------------------------------------------
                          Name:  Robert T. Simington
                          Title: Senior Vice President


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